Energy Recovery

Annual Shareholder’s Meeting Presentation

June 2019

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as "expects," "anticipates," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements.

ENERGY RECOVERY SNAPSHOT

Who Are We

- An engineering-driven technology company delivering innovative solutions for industrial fluid flow processes
- Our technologies drive meaningful cost savings and operational efficiencies for customers

Our Approach

- Convert wasted pressure energy into a reusable asset
- Preserve or eliminate pumps that are subject to and destroyed by hostile process fluids

Our Current Markets

- Water
- Oil & Gas



OUR SOLUTIONS

Water

Energy Recovery Devices



PX® Pressure Exchanger®



AT™ Turbocharger

Pumps



AquaBold™ High Pressure Pump



Vertical Circulation Pump



Horizontal Circulation Pump

Oil & Gas

Hydraulic Fracturing Solution



VorTeq™

Mud Pumping Solution



MTeq™

OUR GLOBAL REACH OF ENERGY RECOVERY SOLUTIONS



~17M cubic meters/day of potable water produced[1]	~$2.0B/year saved for customers[2]	>11.5M metric tons CO^2 offset/year - equal to >2.4M cars[3]	~20,000 devices installed worldwide

energy recovery

[1]Assuming all deployed devices are in operation; [2]Energy Recovery estimates; [3]Energy Recovery estimates

HISTORICAL FINANCIAL RESULTS

Revenue: 25% CAGR 2014-2018


$30M
$45M
$58M
$69M
$75M
2014
2015
2016
2017
2018

Product Gross Margin Strength


54.9%
56.2%
64.1%
67.1%
70.7%
2014
2015
2016
2017
2018

Net Cash and Securities Position of over $91M

- We are positioned to make critical investments in our business
  - Organic or inorganic opportunities to expand our water business
  - Commercialization and subsequent launch of VorTeq
  - Further development of operational infrastructure
- Financially prepared for market fluctuations



energy recovery

Reinvigorating Energy Recovery

Transforming our organization

REALIGNMENT + REFOCUS = A REINVIGORATED ENERGY RECOVERY

Realigned organization to ensure proper focus on execution and resource allocation

- Separated into Water and Oil & Gas business units
- Assembled separate Water and Oil & Gas teams to reinvigorate each business vertical
- Reorganized R&D to better align with business unit objectives

Refocused business on key strategic imperatives

- Reinjected focus to sustain and grow our water business
  - Improving existing product lines
  - Increasing manufacturing capacity
  - Implementing process improvements
  - Launched water growth initiatives (organic and inorganic)
- Invested in critical Oil & Gas expertise and assets
  - Goal remains to commercialize VorTeq
  - Built experienced, in-house field operations team
  - Invested in full-scale testing capabilities
  - Brought control of development and commercialization process in-house
  - Consolidating operations to improve execution

STRATEGICALLY SHIFTING TO AN ENGINEERING DRIVEN ORGANIZATION

- Investing in multi-disciplinary engineering talent
- Realigning R&D organization to improve focus and ability to execute
- Building necessary infrastructure
- Enhancing capabilities critical for development of disruptive technologies
- Over 5x increase in R&D headcount since 2013
    - One-third of our company now holds engineering degrees
    - 9 PhDs and 14 Masters Degrees

R&D Spend as % of OPEX



20.5%
27.8%
32.9%
36.5%
2015
2016
2017
2018

In-House Expertise Spans Critical Engineering Disciplines[1]

Fluid Mechanics & Aerodynamics	*Multi-Phase Flow*	*Material Science & Coatings*
Solid Mechanics	*Dynamics & Controls*	*Pumps and Turbines*
CFD & FEA	*Acoustics & Vibrations*	*Turbomachinery*
Bearings & Rotor Dynamics	*Tribology*	*Rotating Equipment*

[1]*Expertise critical to develop industry disruptive PX technologies.*

Advanced Ceramics Manufacturing Capabilities Help Drive Water Success

- Vertically integrated ceramics manufacturing facility located in-house in CA
  - Creates potential competitive barrier to entry
- Best practices ensure high-quality production process
  - Approximately 99.9% of every PX Pressure Exchanger passes final stringent quality control before shipping



Ceramics Expertise Directly Translates to Tungsten Carbide for Oil & Gas Applications

- Similar manufacturing process for tungsten carbide PX Pressure Exchanger
  - Production follows comparable path – from powder to final machining
  - Rigid quality control and precision manufacturing





Water

Global water macro trends driving robust future outlook for Energy Recovery

FRESH WATER SCARCITY IS INCREASING

Fresh water demand is increasing, creating global demand gaps

- Water demand driven by population growth, industrialization, rapid urbanization, climate change
- The world will only have 60% of the water it needs by 2030[1]
- Potable water demand expected to increase by roughly 30% by 2050[2]

Desalinating seawater is an increasingly important part of meeting global water demand

- We are well-positioned to be part of the global supply solution
- SWRO expertise and commanding market position offers a springboard to growth

Continued Growth in SWRO Desalination CAPEX Spend 2014 – 2021[3]


$2.1B
$2.0B
$2.5B
$3.0B
$3.7B
$5.2B
$6.6B
$6.8B
2014
2015
2016
2017
2018
2019
2020
2021

[1]Organisation for Economic Co-operation & Development (OECD); [2]United Nations World Wide Water Report; [3]DesalData Forecasts

THERMAL DESALINATION DECOMMISSIONING CREATING INCREMENTAL DEMAND

- Thermal seawater desalination was the dominant technology through the 1990s
- Operational savings from devices like the PX made SWRO significantly cheaper than thermal
  - Thermal OPEX costs today are roughly 2x higher than SWRO
  - $1B SWRO retrofit of two Saudi Arabia thermal plants will generate operational savings of $360M/year[1]
- Potential for 100 - 150 new SWRO mega projects to maintain water supply status quo[2]
  - Cost saving opportunities could accelerate pace of thermal to SWRO retrofits

Desalination Capacity Increases and Percent Market Share by Decade



Thousand cubic meters/day
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
100%
97%
3%
84%
16%
59%
41%
45%
55%
26%
74%
First PX Pressure Exchanger installed 1997 in Canary Islands
1961-1970
1971-1980
1981-1990
1991-2000
2001-2010
2011-2018
Thermal
SWRO
% market share of desalination technology

[1]*DesalData Forecasts;* [2]*Energy Recovery estimates*

We Currently Focus on Only 1-2% of a Project's Capital Spend

- Energy recovery devices make up a small fraction of CAPEX, but are critical to make plant operations affordable
- We have a small offering of high efficiency Pumps (<1%)
- Currently no exposure to other areas of desalination spend

Leverage Our Market Leadership Presence

- Our desalination position and distribution channel is a springboard to expand sales
- Improving our existing solutions to further increase competitive advantage
- Focused on increasing offering in pumps and packaged/engineered solutions
- Utilize demand for and recognition of our strong PX Pressure Exchanger brand

Average Desalination Project Capital Spend[1]


Intake/Outfalls 7%
Pretreatment 6%
Engineering & Design 22%
Installation & Fabrication 8%
Pumps 8%
Membranes 6%
Other Equipment & Materials 41%
Energy Recovery Devices (ERD) 1%
Permitting 1%

Energy Recovery dominates the ERD segment and has select offerings in Pumps

[1]*DesalData Forecasts for 2023*

GLOBAL WATER MACRO TRENDS DRIVING ROBUST FUTURE OUTLOOK

Factors driving forecasted growth

- Macro demand trends
  - Population growth, industrialization, rapid urbanization, climate change
- Macro supply trends
  - SWRO water supply expansion
  - Thermal to SWRO water retrofits to maintain supply
- Water Growth initiatives to grow share of the SWRO market
- Robust backlog and pipeline

Operational execution

- Streamlining all organizational processes
- Executing phased multi-year manufacturing capacity expansion
- Focusing on supply chain's ability to support growth
- Investing in IT, other necessary infrastructure

[1] *DesalData Forecasts for 2023*



Oil & Gas

Material progress made on path to commercializing the VorTeq system

WE ARE APPLYING OUR WATER EXPERTISE TO OIL & GAS

Water and Oil & Gas have similarities

- High pressure fluid environments
- Potential transference of hydraulic energy from a high-pressure fluid to a low-pressure fluid
- Opportunities to eliminate waste in system – increase efficiencies and decrease costs

Leveraging Water experience to build core competencies in Oil & Gas

- Advanced fluid & structural mechanics, bearing performance and material expertise of R&D
- Precision manufacturing coupled with enhanced experimental capabilities
- In-house simulation tools to model performance and results

Oil & Gas Value Proposition

Oil & Gas high pressure pumps present design and material challenges: Susceptible to abrasion, erosion, fatigue and corrosion

+

Our technology helps protect pumps: hostile fracing and drilling fluids handled by the PX, clean water processed by pumps

→

- ✓ Increased life expectancy
- ✓ Increased reliability
- ✓ Reduced maintenance costs
- ✓ Reduced CAPEX (less required redundancy)

VORTEQ COMMERCIALIZATION REMAINS OUR FOCUS

Materially advancing VorTeq technology

- Confident in core pressure exchanger technology
- Substantial progress in advancing and implementing system level design enhancements
  - Required prior to Milestone 1
  - Critical for technology commercialization
- Technical challenges continue to become less complex in nature


VorTeq

Continual field testing and system run time critical to reach commercialization

- Confirming system reliability and repeatability in imperfect real-world operating conditions
- Establishing VorTeq operating protocols
  - Integrating pressure exchangers, missile manifold, and controls and automation
  - Understanding interplay of VorTeq technology with standard frac operations
- Identifying any and all failure modes to engineer solutions

OUR COMMERCIAL DEVELOPMENT CENTER IS CRITICAL TO GROWTH

Rigorous VorTeq system testing and validation ongoing

- Facility uses industry standard equipment to simulate the pressures, flow, and operating conditions of a real frac site
- Allows us to confirm system reliability and repeatability in variable real-world conditions

Expanded testing capabilities help accelerate the path to commercialization

- Continuous access to testing resources speeds R&D cycle from design concept to validation and implementation
- Investing in additional personnel to expand testing capabilities to seven days/week

An investment in the long-term success of our Oil & Gas business

- Will house advanced equipment to machine, inspect and test tungsten carbide components
- Enables rigorous testing of tungsten carbide pressure exchangers prior to field deployment
- Designed to scale up or down according to our needs

WE ARE PROACTIVELY PREPARING FOR POST COMMERCIALIZATION EXECUTION

Manufacturing

- Construction has begun on manufacturing facility
- Building infrastructure to support testing and commercial production levels
  - Procuring advanced equipment to precision machine, inspect and test tungsten carbide components
  - Enables rigorous testing of tungsten carbide pressure exchangers at scale prior to field deployment
- Training machinists in preparation for opening of facility later this year

Supply Chain

- Sourcing and qualifying multiple suppliers for critical components
- Working through lead time and supplier constraints



Organizational Execution

- Key members of Oil & Gas team relocating to Texas office
- Building support organization
- Investing in IT and other necessary infrastructure


16
10
8
11
2
12
16
15
1
3
5
12
4
12
17
3
8
7
4
1
2
9

energy recovery®